PROVISION FOR CLOSURE AND RECLAMATION	12 Months Ended
Dec. 31, 2021
PROVISION FOR CLOSURE AND RECLAMATION
Provision For Closure And Reclamation

18. PROVISION FOR CLOSURE AND RECLAMATION

The Company’s closure and reclamation costs consists of costs accrued based on the current best estimate of mine closure and reclamation activities that will be required at the Ulaan Ovoo site upon completion of mining activity. These activities include costs for earthworks, including land re-contouring and re-vegetation, water treatment and demolition. The Company’s provision for future site closure and reclamation costs is based on the level of known disturbance at the reporting date, known legal requirements and estimates prepared by a third-party specialist.

It is not currently possible to estimate the impact on operating results, if any, of future legislative or regulatory developments.

Management used a risk-free interest rate of 1.68% (2020 – 1.14%, 2019 – 1.72%) and a risk premium of 8.55% (2020 – 8.66%, 2019 – 7%) in preparing the Company’s provision for closure and reclamation. Although the ultimate amount of reclamation costs to be incurred cannot be predicted with certainty, the total undiscounted amount of estimated cash flows required to settle the Company’s estimated obligations is $14,294,000 (2020 - $4,951,000, 2019 - $444,000) over the next 20 years. The cash expenditures are expected to occur over a period of time extending several years after the projected mine closure of the mineral properties.

	December 31, 2021	December 31 2020	December 31, 2019
Balance, beginning of year	$695,257	$266,790	$265,239
Change in estimate	1,274,339	405,196	-
Accretion	68,135	23,271	1,551
Balance, end of year	$2,037,731	$695,257	$266,790